Exhibit 10.1
THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT
ESCROW INSTRUCTIONS
          This Third Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions (this “Third Amendment”) is entered into by CENTURY PROPERTIES HENDERSON 18 LLC, a Nevada limited liability company (“Buyer”), and PIONEER AMERICAS LLC, a Delaware limited liability company, as successor to Pioneer Chlor Alkali Company Inc. (“Seller”), effective June 30, 2006.
RECITALS:
          A.      Marnell Properties, LLC, a Nevada limited liability company (“Marnell”), and Seller executed an Agreement of Purchase and Sale and Joint Escrow Instructions (“Purchase and Sale Agreement”) effective as of June 3, 2005; and,
          B.      By an Assignment And First Amendment To Agreement Of Purchase And Sale And Joint Escrow Instructions effective as of effective October 31, 2005, Marnell assigned its right, title and interest under the Purchase and Sale Agreement to CENTURY STEEL, INC., a Nevada corporation (“Century Steel”); and,
          C.      By a Second Assignment and Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, Century Steel assigned its right, title and interest under the Purchase and Sale Agreement to Buyer; and,
          D.      Buyer and Seller wish to amend the Purchase and Sale Agreement.
          NOW, THEREFORE, Buyer and Seller agree as follows:
          The last two sentences of Section 9(b) of the Purchase and Sale Agreement shall be replaced with the following sentence:
The Closing shall be extended to July 7, 2006.
          The parties may sign this Agreement in counterparts. The signature pages from the counterparts may be attached to one counterpart to form a single document.

Exhibit 10.1
SAVE AND EXCEPT as amended by this Agreement, the Purchase and Sale Agreement remains unmodified and in full force and effect

SELLER:		BUYER:

PIONEER AMERICAS LLC, a Delaware limited liability company, as successor to Pioneer Chlor Alkali Company Inc.		CENTURY PROPERTIES HENDERSON 18 LLC, a Nevada limited liability company
		By:	/s/ Todd L. Leany

Todd L. Leany
By:	/s/ Michael Y. McGovern		Its Manager

Michael Y. McGovern
Its President and CEO

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